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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 7, 1998



                            PC SERVICE SOURCE, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                                0-23686                            52-1703687
(State or other jurisdiction of           (Commission File Number)    (I.R.S. employer identification no.)
 incorporation or organization)


 2350 VALLEY VIEW LANE, DALLAS, TEXAS                           75234
(Address of principal executive offices)                      (Zip Code)



                                 (972) 481-4000
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS.

         On December 7, 1998, the Board of Directors of PC Service Source, Inc. (the "Company") adopted and approved Amended and Restated Bylaws of the Company. The Amended and Restated Bylaws of the Company includes a requirement of timely prior notice for director nominations or other business that a stockholder wishes to properly bring before a meeting of stockholders through the addition of a Section 2.12.

ITEM 7.  EXHIBITS.

    The following exhibit is filed as part of this registration statement:

    3.2      -- Amended and Restated Bylaws of the Company



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, PC Service Source, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 1998


                                  PC SERVICE SOURCE, INC.



                                  By: /s/ ROBERT J. BOUTIN
                                     ------------------------------------------
                                     Robert J. Boutin, Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------
  3.2                 -- Amended and Restated Bylaws of the Company